UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                             FORM 8-K
                          CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXHANGE ACT OF 1934

                          DATE OF REPORT
                         DECEMBER 8, 1999

                   Commission File Number:  0-25463

                 NETWORK INVESTOR COMMUNICATIONS INC.
                --------------------------------------
            (Name of Small Business Issuer in its Charter)

              Nevada                           88-0367792
         --------------                       ------------
      (State or other jurisdiction of      (I.R.S. Employer
      incorporation or organization)      Identification No.)

            9645 Gateway Drive, Suite B, Reno, Nevada 89511
           -------------------------------------------------

              (Address of principal executive offices)

   Issuer's telephone number, including area code:  (775) 852-9100

Network Investor Communications Inc. is deemed unable to continue business as an Corporate/Investor Relations firm and has therefore ceased operations effective December 8, 1999.

Company president, Robert R. Deller will assume all liabilities of the Company and will forego collection on any loans to the Company due to him since the Companies inception on August 8th, 1996.

The above will allow the corporation to seek alternatives unencumbered.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


NETWORK INVESTOR COMMUNICATIONS INC.

Date:  December 8, 1999  By: /S/  ROBERT R. DELLER

	Robert R. Deller
 President and Director